UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2008

Item 1. Report to Stockholders.

TCM GROWTH FUNDS

ANNUAL REPORT

TCM Small Cap Growth Fund
TCM Small-Mid Cap Growth Fund

September 30, 2008

TCM GROWTH FUNDS

Table of Contents

Letter to Shareholders	2
TCM Small Cap Growth Fund
Fund Information	9
Performance	10
Schedule of Investments	11
TCM Small-Mid Cap Growth Fund
Fund Information	14
Performance	15
Schedule of Investments	16
Fund Expense Examples	19
Financial Statements
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	27
Report to Shareholders	34
Approval of Investment Advisory Agreement	35
Additional Information	41

TCM GROWTH FUNDS

November 3, 2008

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Small Cap Fund”) and the TCM Small-Mid Cap Growth Fund (the “SMID Cap Fund”).  This is the annual report to shareholders of the Funds, covering the fiscal year ended September 30, 2008.  The disturbing events of the past year in the financial markets are unprecedented (how many times have we seen that word lately!) in both their frequency and magnitude.  A summary of the market and our outlook follows the individual discussions of the performance of the Funds.  Those discussions are similar because the investment process for each Fund is the same and there is overlap in the portfolios.

Small Cap Fund

Fiscal Year Performance Overview.  The financial crisis that began in the summer of 2007 has taken its toll across all markets.  The list of companies that have either gone out of business or changed ownership in the past year is remarkable – Bear Stearns, Indy Mac, Fannie Mae, Freddie Mac, AIG, Lehman Brothers, Merrill Lynch, Wachovia, and Washington Mutual.  Quarterly returns for the one year ended September 30, 2008 for the Small Cap Fund as well as the Russell 2000 Growth Index, the Fund’s benchmark, and the average small cap growth fund in the Lipper universe were:

	Small Cap Fund	Russell 2000 Growth	Lipper Average
4th Quarter 2007	-0.57%	-2.10%	-3.19%
1st Quarter 2008	-16.08%	-12.83%	-14.90%
2nd Quarter 2008	10.47%	4.47%	3.57%
3rd Quarter 2008	-15.80%	-6.99%	-10.35%

For the one year ended September 30, 2008, the Small Cap Fund posted a total return of  -22.39%, which compares to -17.07% for the Russell 2000 Growth Index and -23.61% for the average small cap growth fund in the Lipper universe.  The Fund closed to new investors in January 2007.

Performance Attribution.  The Small Cap Fund underperformed its benchmark by over 5% for the one year ended September 30, 2008, with the greatest underperformance occurring in July (-4.84% versus 2.33% for the Russell 2000 Growth) as the dollar strengthened and a severe correction took place in oil and commodities prices.  The speed and depth of the correction was phenomenal and hurt our stocks in the Energy, Materials, and Industrial sectors, as many of the Fund’s former winners became losers in the quarter ended September 30, 2008.  The top and bottom five contributing stocks to absolute performance for the 2008 fiscal year were:

TCM GROWTH FUNDS

Top Five
Goodrich Petroleum (oil and natural gas producer)
Patriot Coal (metallurgical coal)
Concur Technologies (eCommerce automation software)
Illumina (genetic analysis instruments)
Walter Industries (metallurgical coal)

Bottom Five
Tessera Technologies (licenses semiconductor chip technologies)
Exterran Holdings (global natural gas operations services)
McDermott International
  (engineering/project management services to the energy sector)
Ladish (forged/cast metal components for aerospace and industrial markets)
Affiliated Managers Group (investment management services)

While the prices in commodities fell sharply in the third quarter of 2008, the performance of many Energy stocks in the second quarter was nothing short of spectacular, with three of our holdings (Goodrich Petroleum, Patriot Coal, and Walter Industries) in this sector making the top five performers list for the one year period ended September 30, 2008.  While we had been trimming some of our Energy positions starting at the end of June, the correction in these stocks was severe in the third quarter.  In hindsight, we did not sell fast enough to avoid the pain.  Another contributor to the Fund for the fiscal year was Concur Technologies, which develops and sells on-demand software solutions for managing employee expenses.  The stock was the top contributor to performance in the third quarter of 2008 after the company announced upside revenues and earnings growth and successfully integrated the acquisition of a former competitor.  We trimmed a majority of the position in the second half of the quarter as it approached our price target, which was good timing as the stock corrected significantly after we reduced our weighting.  We no longer hold this position.

On the disappointment side, our biggest detractor to performance was Tessera Technologies, which is a licensor of chip scale packaging technologies to the semiconductor industry.  The validity of some of its patents was suddenly called into question by the U.S. Patent and Trademark Office (PTO), raising doubts about pending litigation to enforce license agreements with both potential new customers and, in the longer term, to existing customers.  The stock fell precipitously on these unexpected developments.  The company asserted that its patent claims would ultimately prevail and these PTO rulings were only the first round in a long fight.  Given the uncertainty these patent issues created for the company’s core business model, we sold our position.  Another detractor to performance was McDermott International, which provides engineering and construction services for the energy

TCM GROWTH FUNDS

and power industries.  This has been a significant holding in the portfolio for over a year and a strong performer until the September quarter.  The rapid fall in oil prices and concern that infrastructure related projects may be delayed or cancelled, combined with hedge fund deleveraging, caused the stock to significantly underperform.  We had trimmed the stock several times over the past year on price target and position size criteria, but did not anticipate the magnitude of punishment it would receive in the third quarter of 2008.

The effect of the Small Cap Fund’s sector weights on relative performance was neutral for the period, with the positive effect of our underweight in Consumer Discretionary being offset by our overweight in Information Technology.  Cash was a positive contributor given the significant negative performance during the period.

SMID Cap Fund

Performance Overview.  Quarterly returns for the one year ended September 30, 2008 for the SMID Cap Fund as well as the Russell 2500 Growth Index, the Fund’s benchmark were:

	SMID Cap Fund	Russell 2500 Growth
4th Quarter 2007	1.86%	-2.09%
1st Quarter 2008	-15.67%	-11.08%
2nd Quarter 2008	7.17%	3.62%
3rd Quarter 2008	-19.04%	-12.09%

The total return for the Fund for the one year ended September 30, 2008 was -25.47% versus -20.70% for the Russell 2500 Growth Index.

Performance Attribution.  Two-thirds of our underperformance in the SMID Cap Fund for the one year period was attributable to stock selection, primarily in the following sectors – Industrials, Materials, and Energy.  Much of the difficulties in those sectors occurred in the third quarter of 2008 with the correction in commodities and oil prices.  The top and bottom five contributing stocks to absolute performance for the 2008 fiscal year were:

Top Five
Activision Blizzard (video games)
Illumina (genetic analysis instruments)
Perrigo (store brand drug and nutritional products)
ITT Educational Services (postsecondary degree programs)
Haemonetics (automated blood processing systems)

TCM GROWTH FUNDS

Bottom Five
Tessera Technologies (licenses semiconductor chip technologies)
McDermott International
  (engineering/project management services to the energy sector)
URS Corp (design and engineering services)
Exterran Holdings (global natural gas operations services)
Affiliated Managers Group (investment management services)

The top contributor to the portfolio for the period was Activision Blizzard, which develops and sells many of the video games that are played on the Sony Playstation, Nintendo and Microsoft Xbox gaming systems, including Guitar Hero, Call of Duty, and Tony Hawk.  Unlike many other consumer product companies that have been hurt by the slowing economy, Activision raised earning guidance in early 2008 based on higher sales of these popular games.  In July, the company completed a business combination with a gaming division of Vivendi (Blizzard’s World of Warcraft) to form Activision Blizzard.  We sold our position in the new company based on valuation concerns and the increased market capitalization of the combined entity.  Another strong contributor to the portfolio over the last year was Illumina, which manufactures systems for the analysis of genetic variation and has become a product leader in serving the sequencing, genotyping and gene expression markets.  In addition to positive earnings results, Illumina settled a patent lawsuit earlier in the year on favorable terms.  We have been trimming the size of our position on valuation concerns but still hold this stock.

Regarding disappointments for the one year period, McDermott and Tessera Technologies were held in both the SMID Cap Fund and the Small Cap Fund.  Please refer to the discussion above under “Small Cap Fund – Performance Attribution.”  Another stock that hurt the portfolio during this period was URS, which provides design, engineering and construction services to government agencies and private industry.  The company completed its acquisition of Washington Group, another Fund holding, in November 2007 but slightly lowered earnings guidance in February because of concerns over potential state and local government budget cuts in response to a recessionary environment.  While we have reduced our position because we have concerns about how the global recessionary environment will impact capital expenditures and URS’s near term results, we still hold the stock as the valuation is attractive and this is a very well managed company.

The effect of the SMID Cap Fund’s sector weights on relative performance was negative for the period, with the positive effect of our underweight in Consumer Discretionary being offset by our overweight in Information Technology and our underweight in Energy.  Cash was a positive contributor given the significant negative performance during the period.

TCM GROWTH FUNDS

2008 Market Review and Outlook.  The fourth quarter of 2007 seems like a distant memory, with the peak in equity markets occurring in October of that quarter.  The cumulative effect of numerous economic, monetary and financial events — a very weak dollar, continued writedowns for financial firms driven by the subprime mortgage losses, declining home prices, and oil prices approaching $100 a barrel – began to take their toll on the market.  Many financial writers used the term “a perfect storm” to describe the events of the first quarter of 2008 and, for once, these pundits can’t be criticized for excessive hyperbole.  Stock market returns across the board suffered as problems in subprime related mortgages and housing price declines spread to many debt instruments, causing a widespread “credit crisis” that created fear and doubt (if not loathing).  Along with evidence of a coming recession, the market turned in its worst quarter since the technology bubble burst in 2001-2002.  See the above quarterly returns for the Funds.

The Fed responded in early 2008 with several actions to jump start liquidity in the credit markets, including lowering the fed funds rate from 4.25% to 2.25%, lowering the discount rate at which banks borrow from the Fed from 4.75% to 2.5% and opening up that discount window to investment banking firms.  Many commentators have questioned the moral hazard of bailing out these firms, but the Fed was appropriately focused on short-term liquidity concerns and supporting an orderly repricing of risk.  The rallies in the stock market that occurred following these aggressive steps were short-lived, however, and lacked conviction.  Given high oil prices and the surge in commodity prices, the market became worried about the ability to avert the “stagflation” of the 1970s (simultaneous higher prices and declining economic growth).  Small caps took a beating in the first quarter as credit spreads widened out and risk tolerances fell, which is typical in this kind of market.  Investors looked for reasons to take stocks down, and they found them.

The first half of 2008 saw the continued climb in oil prices, which not only dominated the newspaper headlines but also our experience at the gas pump.  The price of a barrel of oil climbed to over $140 and the overall impact of increased energy, food and commodity prices created a stiff headwind to economic growth.  The market became increasingly concerned that a full fledged recession could occur in the U.S. amid a global slowdown.  After rising 12% from its low on March 10, 2008, the S&P 500 peaked on May 19 and gave back all those gains by quarter end.  The best performing sector for that quarter, as expected, was Energy by a significant margin.  On the other side of the equation, U.S. consumers were reeling from higher gas and food prices, which resulted in Consumer Discretionary being the worst performing sector in the Russell 2000 Growth for the second quarter.  Given the continued write downs for bad loans and credit default swaps by investment banks, commercial banks, regional banks and insurance companies, the Financial sector was also a very poor performer in the second quarter.

TCM GROWTH FUNDS

With July came a sharp reversal in the U.S. dollar and the price of oil.  Except for a brief uptick in mid-September back to $120 a barrel, the price has plunged to a 16-month low in the mid $60s by the middle of October.  The U.S. financial crisis and its spreading to overseas markets dominated the headlines in the third quarter, as startling new events rocked the bond and stock markets on a regular basis.  With the outlook for global growth becoming increasingly more pessimistic, it appeared the rest of the world would in fact catch the U.S. economic flu.  These macro head winds have dominated price movements in the markets, making it very difficult for fundamental portfolio managers.

Volatility, panic selling, and a lack of confidence continue to plague the markets in the midst of a global capitulation of leveraged positions.  The volatility or “fear” index (VIX) has reached historic highs above 80 (mid-40s had signaled extreme fear in past bear markets) and has stayed at these stratospheric levels for an extraordinary period of time.  The real “run on the bank” began in earnest with the Lehman Brothers bankruptcy, which triggered a series of unanticipated defaults by counterparties to a variety of structured transactions, and caused a large money market fund to “break the buck.”  This credit crisis has moved into full swing bringing fear to such staid short term investments as money market funds and commercial paper issues.  Current difficulties in accessing lines of credit or the commercial paper market is having a real impact on the economy and those problems will have to be resolved both here and abroad before we see positive traction in the stock market.

The President has signed the “bailout bill” into law and the Federal Reserve has invoked emergency powers and adopted an unprecedented program to support the credit markets by buying commercial paper.  The markets did not react with much positive sentiment to these efforts, even as the Federal Reserve announced a globally coordinated 50 basis point cut in Fed Funds rates.  Governments worldwide are finally “getting the message” that they must do whatever it takes to stop the credit contagion, as opposed to case by case stop gap attempts.  These actions appear to be working to unlock seized credit markets and lending is starting to take place between banks and companies.  The markets, however, continue to decline in earnest and, as we write this letter, October is shaping up to be one of the worst selloffs in history in the face of bleak economic news both in the U.S. and overseas.  One thing is clear — stock prices have discounted a great deal of bad news regarding the economic and earnings prospects around the world.  The future direction of the market will be determined by the actual depth and width of the economic “chasm” the market is forecasting.  Sharp rallies have and will likely again occur during this volatile time.

TCM GROWTH FUNDS

In response to these macro headwinds, we have flattened the portfolio in terms of sector and individual stock weights, and our relative performance has improved following July.  At the same time, we have maintained some “offense” in the portfolio to take advantage of a rally off these oversold levels.  We have been adding quality companies to the portfolio that we have considered too expensive in the past, as valuations market wide have been compressed.  It has been a frustrating time for a stock picker, as the “playing field” for good companies with strong growth profiles suddenly turned into a quagmire from a macro-induced cloudburst.  No one can predict with certainty the end of forced selling by hedge funds and banks, nor the negative impact of the credit storm and a global economic downturn on future earnings, but we suspect capitulation is not far away.

Thank you for your continued confidence and trust in managing your assets.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Funds, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of September 30, 2008, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Funds.

Mutual fund investing involves risk, principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives. The Russell 2000 Growth Index and the Russell 2500 Growth Index are unmanaged indices representing those Russell 2000 Index companies and Russell 2500 Index companies, respectively, with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  One cannot invest directly in an index.

Performance for the SMID Cap Fund reflects fee waivers.  In the absence of such waivers, total return would be reduced. A basis point equals 0.01%.

Quasar Distributors, LLC, Distributor (11/08)

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at September 30, 2008 (Unaudited)

Basic Fund Facts

Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Assets	$486 million
Total Operating Expenses	0.92%

Top Ten Holdings (% of net assets)

Waste Connections, Inc.	2.66%	Affiliated Managers Group, Inc.	2.11%
Perrigo Co.	2.49%	URS Corp.	2.06%
Psychiatric Solutions, Inc.	2.44%	Hornbeck Offshore Services, Inc.	2.04%
Sun Healthcare Group, Inc.	2.31%	Ansys, Inc.	1.98%
Illumina, Inc.	2.16%	ITT Educational Services, Inc.	1.90%

Sector Allocation (% of net assets)

*  Cash equivalents and other assets less liabilities.

TCM SMALL CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2000 GROWTH INDEX

Average Annual Returns for the periods through September 30, 2008

		Three	Since Inception
	One Year	Year	(10/1/2004)
TCM Small Cap Growth Fund	(22.39)%	3.95%	10.02%
Russell 2000 Growth Index	(17.07)%	1.45%	5.35%
Lipper Small Cap Growth Average	(23.61)%	(3.10)%	3.40%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2004 (the “Fund’s inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2008

Shares		Value
COMMON STOCKS - 93.7%
Air Freight & Logistics - 0.7%
210,419	UTI Worldwide, Inc.	$3,581,331
Auto Components - 1.4%
395,010	LKQ Corp.*	6,703,320
Capital Markets - 2.1%
123,883	Affiliated Managers
	Group, Inc.*	10,263,707
Chemicals - 2.6%
154,429	Airgas, Inc.	7,667,400
166,795	Calgon Carbon Corp.*	3,395,946
77,909	OM Group, Inc.*	1,752,953
		12,816,299
Commercial Services & Supplies - 9.6%
109,002	Cornell Companies, Inc.*	2,962,674
365,876	Geo Group, Inc.*	7,394,354
223,807	Healthcare Services
	Group, Inc.	4,093,430
256,548	Hill International, Inc*	3,553,190
114,305	ITT Educational
	Services, Inc.*	9,248,417
195,902	Rollins, Inc.	3,718,220
158,811	Universal Technical
	Institute, Inc.*	2,709,316
376,073	Waste
	Connections, Inc.*	12,899,304
		46,578,905
Commercial Supplies & Services - 1.9%
158,722	Huron Consulting
	Group, Inc.*	9,043,980
Communications Equipment - 3.1%
160,730	F5 Networks, Inc.*	3,757,867
451,084	Harmonic, Inc.*	3,811,660
270,994	NICE
	Systems Ltd. - ADR*	7,381,877
		14,951,404
Construction & Engineering - 4.3%
214,381	EMCOR Group, Inc.*	5,642,508
192,892	McDermott
	International, Inc.*	4,928,391
273,415	URS Corp.*	10,026,128
		20,597,027
Electronic Equipment & Instruments - 1.0%
124,352	Amphenol
	Corp. - Class A	4,991,489
Energy Equipment & Services - 6.6%
133,750	Atwood Oceanics, Inc.*	4,868,500
72,832	Core Laboratories NV	7,379,338
136,817	Exterran Holdings, Inc.*	4,372,671
256,720	Hornbeck Offshore
	Services, Inc.*	9,914,527
224,730	Pioneer Drilling Co.*	2,988,909
98,858	Superior Well
	Services, Inc.*	2,502,096
		32,026,041
Health Care Equipment & Supplies - 12.1%
338,294	Abaxis, Inc.*	6,664,392
145,467	Greatbatch, Inc.*	3,569,760
80,762	Haemonetics Corp.*	4,984,631
218,670	Hologic, Inc.*	4,226,891
258,376	Illumina, Inc.*	10,471,979
225,696	Immucor, Inc.*	7,213,244
67,396	Mine Safety
	Appliances Co.	2,569,136
110,443	NuVasive, Inc.*	5,448,153
109,586	Sirona Dental
	Systems, Inc.*	2,551,162
115,643	Steris Corp.	4,345,864
216,803	Wright Medical
	Group, Inc.*	6,599,483
		58,644,695
Health Care Providers & Services - 9.6%
67,475	Air Methods Corp.*	1,910,217
169,126	Athenahealth, Inc.*	5,626,822
266,118	HMS Holdings Corp.*	6,376,187
143,044	ICON PLC - ADR*	5,471,433
78,933	Pediatrix Medical
	Group, Inc.*	4,256,067
312,223	Psychiatric
	Solutions, Inc.*	11,848,863

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2008 (Continued)

Shares		Value
Health Care Providers & Services - 9.6% (Continued)
763,643	Sun Healthcare
	Group, Inc.*	$11,195,007
		46,684,596
Hotels, Restaurants & Leisure - 1.5%
117,023	Bally Technologies, Inc.*	3,543,456
131,028	WMS Industries, Inc.*	4,005,526
		7,548,982
Industrial Conglomerates - 0.6%
60,351	Walter Industries, Inc.	2,863,655
Internet & Catalog Retail - 1.1%
156,277	VistaPrint Ltd.*	5,132,137
Internet Software & Services - 4.2%
260,886	Ariba, Inc.*	3,686,319
300,387	CyberSource Corp.*	4,839,235
273,798	Omniture, Inc.*	5,026,931
209,319	Vocus, Inc.*	7,108,473
		20,660,958
IT Services - 0.8%
253,478	Tyler Technologies, Inc.*	3,845,261
Leisure Equipment & Products - 1.2%
551,957	LeapFrog
	Enterprises, Inc.*	5,828,666
Life Science Tools & Services - 2.0%
193,588	Parexel International
	Corp.*	5,548,232
56,768	Techne Corp.*	4,094,108
		9,642,340
Marine - 1.4%
68,501	Excel Maritime
	Carriers Ltd.	1,032,995
157,424	Kirby Corp.*	5,972,667
		7,005,662
Metals & Mining - 1.4%
59,862	Schnitzer Steel
	Industries, Inc.	2,348,985
195,713	Sims Group Ltd. - ADR	4,520,970
		6,869,955
Oil & Gas - 2.1%
62,618	Goodrich Petroleum
	Corp.*	2,729,518
136,070	Penn Virginia Corp.	7,271,581
		10,001,099
Oil, Gas & Services - 1.0%
237,218	Tesco Corp.*	4,967,345
Oil, Gas & Consumable Fuels - 1.2%
372,795	Rex Energy Corporation*	5,875,249
Pharmaceuticals - 3.1%
126,160	KV Pharmaceutical
	Co. - Class A*	2,865,094
314,503	Perrigo Co.	12,095,785
		14,960,879
Semiconductor & Semiconductor Equipment - 4.6%
114,053	ATMI, Inc.*	2,050,673
153,464	FEI Co.*	3,653,978
47,722	Hittite Microwave Corp.*	1,603,459
433,513	Integrated Device
	Technology, Inc.*	3,372,731
206,140	Microsemi Corp.*	5,252,447
45,857	Monolithic Power
	Systems, Inc.*	796,536
216,843	Varian Semiconductor
	Equipment
	Associates, Inc.*	5,447,096
		22,176,920
Software - 8.7%
254,560	Ansys, Inc.*	9,640,187
179,966	Blackboard, Inc.*	7,250,830
60,985	Concur
	Technologies, Inc.*	2,333,286
275,798	MICROS Systems, Inc.*	7,352,775
214,361	Phase Forward, Inc.*	4,482,288
153,604	Solera Holdings, Inc.*	4,411,507
186,555	Ultimate Software
	Group, Inc.*	5,036,985
95,844	Verint Systems, Inc.*	1,595,803
		42,103,661

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2008 (Continued)

Shares/Par		Value
Specialty Retail - 2.3%
287,758	O’Reilly
	Automotive, Inc.*	$7,703,282
219,915	Zumiez, Inc.*	3,624,199
		11,327,481
Transportation Infrastructure - 0.7%
154,023	Aegean Marine
	Petroleum Network, Inc.	3,442,414
Wireless Telecommunication Services - 0.8%
242,990	Syniverse Holdings, Inc.*	4,036,065
TOTAL COMMON STOCKS
(Cost $443,010,525)		455,171,523
SHORT-TERM INVESTMENTS - 3.9%
Commercial Paper - 3.9%
	American Express
	Credit Corp.
$18,891,000	2.500%, 10/01/2008	18,891,000
Money Market Fund - 0.0%
73,483	SEI Daily Income Trust
	Government Fund	73,483
TOTAL SHORT-TERM INVESTMENTS
(Cost $18,964,483)		18,964,483
TOTAL INVESTMENTS
IN SECURITIES - 97.6%
(Cost $461,975,008)		474,136,006
Other Assets in Excess
of Liabilities - 2.4%		11,530,848
TOTAL NET ASSETS - 100.0%		$485,666,854

*	Non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

FUND INFORMATION at September 30, ,2008 (Unaudited)

Basic Fund Facts

Ticker Symbol	TCMMX
Inception Date	6/29/07
Total Assets	$43 million
Total Operating Expenses	0.95%

Top Ten Holdings (% of net assets)

Waste Connections, Inc.	2.68%	Hornbeck Offshore Services, Inc.	2.17%
Amphenol Corp.	2.61%	Illumina, Inc.	2.15%
URS Corp.	2.42%	Ansys, Inc.	1.96%
Psychiatric Solutions, Inc.	2.31%	ITT Educational Services, Inc.	1.96%
Affiliated Managers Group, Inc.	2.22%	DaVita, Inc.	1.89%

Sector Allocation (% of net assets)

*  Cash equivalents and other assets less liabilities.

TCM SMALL-MID CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2500 GROWTH INDEX

Average Annual Returns for the periods through September 30, 2008

		Since Inception
	One Year	(6/29/2007)
TCM Small-Mid Cap Growth Fund	(25.47)%	(17.19)%
Russell 2500 Growth Index	(20.70)%	(16.44)%

This chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2007 (the “Fund’s inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2008

Shares		Value
COMMON STOCKS - 96.9%
Air Freight & Logistics - 1.5%
8,295	Expeditors International
	of Washington, Inc.	$288,998
19,662	UTI Worldwide, Inc.	334,647
		623,645
Auto Components - 1.4%
36,814	LKQ Corp.*	624,734
Biotechnology - 0.7%
5,828	Charles River Laboratories
	International, Inc.*	323,629
Broadcast Media - 0.7%
4,920	Central European Media
	Enterprises Ltd.*	321,768
Capital Markets - 3.6%
11,472	Affiliated Managers
	Group, Inc.*	950,455
27,945	Invesco Ltd.	586,286
		1,536,741
Chemicals - 2.0%
14,384	Airgas, Inc.	714,166
6,471	OM Group, Inc.*	145,597
		859,763
Commercial Services & Supplies - 12.8%
10,589	Apollo Group, Inc.*	627,928
18,892	Copart, Inc.*	717,896
18,501	Corrections Corp.
	of America*	459,750
15,321	DeVry, Inc.	759,002
23,788	Geo Group Inc.*	480,756
10,381	ITT Educational
	Services, Inc.*	839,927
15,046	Republic Services, Inc.	451,079
33,418	Waste Connections, Inc.*	1,146,237
		5,482,575
Communications Equipment - 2.8%
8,071	CommScope, Inc.*	279,579
14,434	F5 Networks, Inc.*	337,467
20,892	NICE
	Systems Ltd. - ADR*	569,098
		1,186,144
Computers & Peripherals - 1.0%
19,531	NCR Corp.*	430,659
Construction & Engineering - 7.2%
20,213	EMCOR Group, Inc.*	532,006
5,513	Foster Wheeler Ltd.*	199,075
27,940	McDermott
	International, Inc.*	713,867
22,316	Quanta Services, Inc.*	602,755
28,197	URS Corp.*	1,033,984
		3,081,687
Electronic Equipment & Instruments - 5.2%
27,879	Amphenol
	Corp. - Class A	1,119,063
5,353	Suntech Power Holdings
	Co., Ltd - ADR*	192,012
15,308	Trimble Navigation Ltd.*	395,865
5,641	Itron, Inc.*	499,398
		2,206,338
Energy Equipment & Services - 6.5%
9,143	Atwood Oceanics, Inc.*	332,805
3,627	Core Laboratories NV	367,488
9,759	Exterran Holdings, Inc.*	311,898
24,000	Hornbeck Offshore
	Services, Inc.*	926,880
12,320	Oceaneering
	International, Inc.*	656,902
3,816	Unit Corp.*	190,113
		2,786,086
Health Care Equipment & Supplies - 9.0%
10,475	Gen-Probe, Inc.*	555,699
6,781	Haemonetics Corp*	418,523
20,261	Hologic, Inc.*	391,645
22,744	Illumina, Inc.*	921,815
21,000	Immucor, Inc.*	671,160
9,622	NuVasive, Inc.*	474,653
10,859	Steris Corp.	408,081
		3,841,576

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2008 (Continued)

Shares		Value
Health Care Providers & Services - 6.4%
14,174	DaVita, Inc.*	$808,060
18,280	Patterson
	Companies, Inc.*	555,895
7,195	Pediatrix Medical
	Group, Inc.*	387,954
26,020	Psychiatric
	Solutions, Inc.*	987,459
		2,739,368
Hotels, Restaurants & Leisure - 0.8%
11,875	WMS Industries, Inc.*	363,019
Household Products - 1.7%
9,193	Energizer Holdings, Inc.*	740,496
Industrial Conglomerates - 1.8%
7,797	Teleflex, Inc.	495,031
5,433	Walter Industries, Inc.	257,796
		752,827
Internet & Catalog Retail - 2.1%
6,500	Priceline.com, Inc.*	444,795
13,354	VistaPrint Ltd.*	438,545
		883,340
Internet Software & Services - 2.0%
18,968	Omniture, Inc.*	348,252
20,109	VeriSign, Inc.*	524,443
		872,695
Life Science Tools & Services - 3.6%
17,450	Parexel
	International Corp.*	500,117
13,373	PerkinElmer, Inc.	333,924
5,245	Techne Corp.*	378,269
5,632	Waters Corp.*	327,670
		1,539,980
Machinery - 1.8%
8,664	AGCO Corp.*	369,173
8,744	Joy Global, Inc.	394,704
		763,877
Marine - 1.4%
5,974	Excel Maritime Carriers Ltd.	90,088
13,824	Kirby Corp.*	524,483
		614,571
Metals & Mining - 0.9%
15,907	Sims Group Ltd. - ADR	367,452
Oil & Gas - 2.3%
15,527	Denbury Resources, Inc.*	295,634
11,024	Penn Virginia Corp.	589,123
5,483	Petrohawk Energy Corp.*	118,597
		1,003,354
Oil, Gas & Consumable Fuels - 1.6%
16,998	Continental
	Resources, Inc.*	666,832
Pharmaceuticals - 1.9%
20,840	Perrigo Co.	801,506
Semiconductor & Semiconductor Equipment - 3.9%
31,170	Integrated Device
	Technology, Inc.*	242,503
15,731	Microchip Technology, Inc.	462,963
18,896	Microsemi Corp.*	481,470
19,694	Varian Semiconductor
	Equipment
	Associates, Inc.*	494,713
		1,681,649
Software - 5.8%
22,191	Ansys, Inc.*	840,373
16,857	Autodesk, Inc.*	565,552
5,175	Concur
	Technologies, Inc.*	197,996
25,537	MICROS Systems, Inc.*	680,816
10,806	Verint Systems, Inc.*	179,920
		2,464,657
Specialty Retail - 3.2%
18,764	GameStop Corp.*	641,916
26,783	O’Reilly
	Automotive, Inc.*	716,981
		1,358,897

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2008 (Continued)

Shares/Par		Value
Wireless Telecommunication Services - 1.3%
21,681	SBA Communications
	Corp. - Class A*	$560,887
TOTAL COMMON STOCKS
(Cost $46,293,383)		41,480,752
SHORT-TERM INVESTMENTS - 12.7%
Commercial Paper - 12.7%
	American Express
	Credit Corp.,
$5,406,000	2.500%, 10/01/2008	5,406,000
Money Market Fund: 0.0%
53,474	SEI Daily Income Trust
	Government Fund	53,474
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,459,474)		5,459,474
TOTAL INVESTMENTS
IN SECURITIES - 109.6%
(Cost $51,752,857)		46,940,226
Liabilities in Excess
of Other Assets - (9.6)%		(4,130,171)
TOTAL NET ASSETS - 100.0%		$42,810,055

*Non-income producing security.
ADRAmerican Depository Receipt

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

EXPENSE EXAMPLE For the Six Months Ended September 30, 2008 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund and the TCM Small – Mid Cap Growth Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (04/01/08 - 9/30/08).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

TCM GROWTH FUNDS

EXPENSE EXAMPLE For the Six Months Ended September 30, 2008 (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TCM Small Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/01/08	9/30/08	4/01/08 – 9/30/08*
Actual	$1,000	$930	$4.44
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.65

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.92% multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

TCM Small - Mid Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/01/08	9/30/08	4/01/08 – 9/30/08**
Actual	$1,000	$868	$4.44
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.80

**
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

TCM GROWTH FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2008

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
ASSETS
Investments in securities, at value (cost $461,975,008
and $51,752,857, respectively)(Note 2)	$474,136,006	$46,940,226
Cash	1,303	103
Receivables:
Investment securities sold	11,255,759	305,326
Fund shares sold	5,856,133	—
Dividends and interest	1,975	3,323
Prepaid expenses	24,680	19,416
Total assets	491,275,856	47,268,394

LIABILITIES
Payables:
Investment securities purchased	4,679,080	4,407,389
Fund shares redeemed	502,969	—
Investment advisory fees	337,252	14,512
Administration fees	21,687	947
Fund accounting fees	16,743	1,284
Custody fees	13,860	5,827
Transfer agent fees	3,947	2,860
Chief Compliance Officer fees	637	550
Other accrued expenses	32,827	24,970
Total liabilities	5,609,002	4,458,339
NET ASSETS	$485,666,854	$42,810,055
Net asset value, offering and redemption price per share
($485,666,854/18,984,204 and $42,810,055/2,720,891,
respectively, shares outstanding; unlimited number
of shares authorized without par value)	$25.58	$15.73

COMPONENTS OF NET ASSETS
Paid-in capital	$517,123,409	$50,452,565
Accumulated net realized loss on investments	(43,617,553)	(2,829,879)
Net unrealized appreciation (depreciation)
on investments	12,160,998	(4,812,631)
Net assets	$485,666,854	$42,810,055

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2008

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax
of $9,675 and $893, respectively)	$715,679	$57,699
Interest	646,199	24,236
Total investment income	1,361,878	81,935

EXPENSES (Note 3)
Investment advisory fees	4,364,372	168,965
Administration fees	300,940	10,755
Fund accounting fees	109,665	5,839
Custody fees	87,372	39,790
Reports to shareholders	35,546	10,681
Registration fees	24,205	10,372
Audit fees	22,396	18,699
Transfer agent fees	21,735	16,282
Miscellaneous expenses	17,341	6,230
Trustee fees	16,791	5,296
Insurance expense	11,156	832
Legal fees	8,301	7,517
Chief Compliance Officer fees	4,480	2,253
Total expenses	5,024,300	303,511
Less: fees waived	—	(102,865)
Net expenses	5,024,300	200,646
Net investment loss	(3,662,422)	(118,711)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(35,362,242)	(2,792,575)
Change in net unrealized depreciation on investments	(98,074,145)	(5,004,097)
Net realized and unrealized loss on investments	(133,436,387)	(7,796,672)
Net decrease in net assets
resulting from operations	$(137,098,809)	$(7,915,383)

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(3,662,422)	$(2,530,204)
Net realized gain (loss) on investments	(35,362,242)	56,146,282
Change in net unrealized
appreciation (depreciation) on investments	(98,074,145)	59,301,758
Net increase (decrease) in net assets
resulting from operations	(137,098,809)	112,917,836

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(53,630,134)	(12,771,028)
Distribution in excess	(3,182,946)	—
Total distributions to shareholders	(56,813,080)	(12,771,028)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	78,784,016	116,603,353
Total increase (decrease) in net assets	(115,127,873)	216,750,161

NET ASSETS
Beginning of year	600,794,727	384,044,566
End of year	$485,666,854	$600,794,727

(a) Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
	Shares	Value	Shares	Value
Shares sold	4,878,066	$146,954,929	5,864,914	$190,586,612
Shares issued
in reinvestment
of distributions	1,659,860	54,924,768	395,005	12,517,706
Shares redeemed (b)	(4,085,889)	(123,095,681)	(2,642,595)	(86,500,965)
Net increase	2,452,037	$78,784,016	3,617,324	$116,603,353

(b) Net of redemption fees of $417 and $3,123, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30, 2008	September 30, 2007*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(118,711)	$(1,151)
Net realized loss on investments	(2,792,575)	(14,881)
Change in net unrealized appreciation
(depreciation) on investments	(5,004,097)	191,466
Net increase (decrease) in net assets
resulting from operations	(7,915,383)	175,434

DISTRIBUTIONS TO SHAREHOLDERS
Distribution in excess	(18,502)	—
Total distributions to shareholders	(18,502)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	47,255,677	3,312,829
Total increase in net assets	39,321,792	3,488,263

NET ASSETS
Beginning of year/period	3,488,263	—
End of year/period	$42,810,055	$3,488,263

(a) Summary of capital share transactions is as follows:

	Year Ended		Period Ended
	September 30, 2008		September 30, 2007*
	Shares	Value	Shares	Value
Shares sold	2,575,780	$47,610,878	164,733	$3,312,868
Shares issued in
reinvestment of
distributions	855	18,502	—	—
Shares redeemed	(20,475)	(373,703)	(2)	(39)
Net increase	2,556,160	$47,255,677	164,731	$3,312,829

*  Fund commenced operations on June 29, 2007.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended September 30,
	2008	2007	2006	2005*
Net asset value,
beginning of year/period	$36.34	$29.74	$26.09	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.19)	(0.15)	(0.13)	(0.11)
Net realized and unrealized
gain (loss) on investments	(7.18)	7.73	4.00	6.20
Total from investment operations	(7.37)	7.58	3.87	6.09

LESS DISTRIBUTIONS:
From net realized gain	(3.20)	(0.98)	(0.22)	—
Distribution in excess	(0.19)	—	—	—
Total distributions	(3.39)	(0.98)	(0.22)	—
Paid-in capital from
redemption fees (Note 2)	— **	— **	— **	— **
Net asset value,
end of year/period	$25.58	$36.34	$29.74	$26.09
Total return	(22.39)%	25.96%	14.89%	30.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
end of year/period (millions)	$485.7	$600.8	$384.0	$177.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.92%	0.92%	0.95%	0.98%
After fees waived/recouped and
expenses absorbed	0.92%	0.93%	0.95%	0.95%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(0.67)%	(0.50)%	(0.55)%	(0.63)%
After fees waived and
expenses absorbed	(0.67)%	(0.51)%	(0.55)%	(0.60)%
Portfolio turnover rate	135%	121%	109%	138%

*	Fund commenced operations on October 1, 2004.
**	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended	Period Ended
	September 30, 2008	September 30, 2007*
Net asset value, beginning of year/period	$21.18	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.04)	(0.01)
Net realized and unrealized
gain (loss) on investments	(5.33)	1.19
Total from investment operations	(5.37)	1.18

LESS DISTRIBUTIONS:
Distribution in excess	(0.08)	—
Total distributions	(0.08)	—
Net asset value, end of year/period	$15.73	$21.18
Total return	(25.47)%	5.90	%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$42.8	$3.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.44%	8.50	%^
After fees waived and expenses absorbed	0.95%	0.95	%^

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(1.05)%	(7.79	)%^
After fees waived and expenses absorbed	(0.56)%	(0.24	)%^
Portfolio turnover rate	128%	13	%+

*	Fund commenced operations on June 29, 2007.
^	Annualized
+	Not annualized.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2008

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund  (collectively the “Funds”) are diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Funds commenced operations on October 1, 2004 and June 29, 2007, respectively.

Each Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2008 (Continued)

to such considerations. At September 30, 2008, the Funds did not hold fair valued securities.

B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net Capital Losses incurred October 31, and within the taxable year are deemed to arise on the first business day of each fund’s next taxable year.

At September 30, 2008, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund had post-October losses of $39,763,559 and $2,017,431, respectively.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2008 (Continued)

F.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Funds’ net asset value per share.  The Funds charge a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net assets per value per share.  For the year ended September 30, 2008, the TCM Small Cap Fund increased accumulated net realized loss by $259,851, decreased paid-in-capital by $3,402,571 and decreased accumulated net investment loss by $3,662,422.  Net assets were not affected by the change.  For the year ended September 30, 2008, the TCM Small-Mid Cap Fund decreased accumulated net investment loss by $118,711, decreased paid-in-capital by $114,790 and increased accumulated net realized loss by $3,921.  Net assets were not affected by the change.

I.
New Accounting Pronouncements.  Effective September 28, 2007, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48(“FIN 48”), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken of future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2008 (Continued)

positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds include Federal and Massachusetts.  Tax years include the tax years ended September 30, 2006 through 2008.  The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial positions or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2008.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The Funds believe adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc., (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2008 (Continued)

monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Funds.  For the year ended September 30, 2008, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $4,364,372 and $168,965 in advisory fees, respectively.

The Advisor has contractually agreed to limit each Fund’s annual ratio of expenses to 0.95% of each Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended September 30, 2008, the Advisor did not recoup or waive any fees from the TCM Small Cap Growth Fund and waived $102,865 in fees for the TCM Small-Mid Cap Growth Fund.

The Advisor is permitted to seek reimbursement from the Funds, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At September 30, 2008, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the TCM Small-Mid Cap Growth Fund that may be reimbursed was $139,278.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

TCM Small-Mid Cap Growth Fund
Year of Expiration	Amount
September 30, 2010	$ 36,413
September 30, 2011	$102,865

Each fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds’ expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2008 (Continued)

Under $150 million	$85,000
$150 to $300 million	0.06% of average daily net assets
$300 to $650 million	0.05% of average daily net assets
Over $650 million	0.04% of average daily net assets

Administration fees are based on the collective assets of both funds.

For the year ended September 30, 2008, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $300,940 and $10,755 in administration fees, respectively. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the year ended September 30, 2008, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund were allocated $4,480 and $2,253 of the Trust’s Chief Compliance Officer fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the TCM Small Cap Growth Fund for the year ended September 30, 2008, were $749,320,410 and $714,227,716, respectively and for the TCM Small-Mid Cap Growth Fund for the year ended September 30, 2008, were $72,876,961 and $26,836,522, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2008.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2008 and 2007, respectively, for the Funds was as follows:

	TCM Small Cap		TCM Small-Mid
	Growth Fund		Cap Growth Fund
	2008	2007	2008
Distributions paid from:
Ordinary income	$20,927,616	$—	$—
Long-term capital gain	32,702,518	12,771,028	—
Distribution in excess	3,182,946	—	18,502
	$56,813,080	$12,771,028	$18,502

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2008 (Continued)

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2008.

As of September 30, 2008, the components of accumulated earnings/(losses) on a tax basis were as follows:

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
Cost of investments (a)	$465,829,003	$52,565,305
Gross unrealized appreciation	55,427,520	1,135,594
Gross unrealized depreciation	(47,120,517)	(6,760,673)
Net unrealized
appreciation (depreciation)	$8,307,003	$(5,625,079)
Undistributed ordinary income	$—	$—
Undistributed long-term capital gain	—	—
Total distributable earnings	$—	$—
Other accumulated loss	(39,763,558)	(2,017,431)
Total accumulated loss	$(31,456,555)	$(7,642,510)

(a)
At September 30, 2008, the difference between the basis of investments for federal income purposes from their cost for financial reporting purposes was primarily due to wash sales deferred for federal income tax purposes.

NOTE 6 – CREDIT FACILITY

U.S Bank, N.A. has made available to the Funds a credit facility for the purpose of to be used for temporary or extraordinary purposes.  During the year ended September 30, 2008 the Funds did not draw on the line of credit and there were no loan payable balances for the Funds at September 30, 2008.

TCM GROWTH FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TCM Growth Funds and
The Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the TCM Small Cap Growth Fund and the TCM Small–Mid Cap Growth Fund, each  a series of Professionally Managed Portfolios (the “Trust”), as of September 30, 2008 and the related statements of operations for the year then ended, and with respect to the TCM Small Cap Growth Fund, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, and with respect to TCM Small–Mid Cap Growth Fund, the statement of changes in net assets and the financial highlights for the year then ended and for the period June 29, 2007 (commencement of operations) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of the Trust’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TCM Small Cap Growth Fund and the TCM Small–Mid Cap Growth Fund as of September 30, 2008, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 25, 2008

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 14, 2008, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund (the “Funds”) with Tygh Capital Management, Inc. (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on June 23, 2008, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, the Advisor’s disaster recovery plan, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

and long-term performance of the Funds as of April 30, 2008 on both an absolute basis, and in comparison to their peer funds as classified by Lipper.

For the TCM Small Cap Growth Fund, the Board noted that the Fund’s performance was above or in line with its peer group for the relevant periods.

For the TCM Small-Mid Cap Growth Fund, the Board noted that the Fund’s performance was generally marginally below its peer group.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fee under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

For the TCM Small Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95%.  The Trustees noted that the Fund’s advisory expense, operating expenses and total expense ratio was at or below its peer group median and that the advisory fee was in line with the fees charged by the Advisor to its other investment management clients.  The Trustees also took into account that the Fund was marketed more towards institutional investors with its $100,000 minimum initial investment.  In addition, the Trustees noted that a factor in the expense ratio was the recoupment by the Advisor of amounts it had previously paid (either in the form of fee waivers or fund subsidies), and that such recoupment was fair.

For the TCM Small-Mid Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95%.  The Trustees noted that the Fund’s advisory expense, operating expenses and total expense ratio was in line with its peer group median and that the advisory fee was in line with the fees charged by the Advisor to its other investment management clients.  In addition, the Trustees noted that a factor in the expense ratio was the ability of the Advisor to recoup amounts it had previously paid (either in the form of fee waivers or fund subsidies), and that such recoupment was fair.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as assets of the Funds grew.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Funds do not exceed a

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars”.  The Board also considered that the Funds do not charge any 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Funds, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of each Fund and its shareholders.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Number of
		Term		Portfolios
		of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	2	Trustee,
(born 1943)	and	Term;	Industries, Inc.		Allegiant
2020 E. Financial Way	Trustee	Since	(administrative,		Funds.
Suite 100		May 1991.	management and
Glendora, CA 91741			business consulting);
formerly, Executive
Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).
Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
2020 E. Financial Way		Since	Officer, Rockefeller Trust		The
Suite 100		May 1991.	Co., (prior thereto Senior		University of
Glendora, CA 91741			Vice President), and		Virginia Law
			Managing Director,		School
			Rockefeller & Co.		Foundation.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.
Carl A. Froebel	Trustee	Indefinite	Owner, Golf Adventures,	2	None.
(born 1938)		Term;	LLC, (Vacation Services);
2020 E. Financial Way		Since	formerly, President and
Suite 100		May 1991.	Founder, National Investor
Glendora, CA 91741			Data Services, Inc.
(investment related
computer software).

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Steven J. Paggioli	Trustee	Indefinite	Consultant since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
2020 E. Financial Way		Since	Executive Vice		Managers
Suite 100		May 1991.	President, Investment		Funds,
Glendora, CA 91741			Company		Managers
			Administration, LLC		AMG Funds;
			(“ICA”) (mutual fund		Advisory
			administrator).		Board Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.
Officers of the Trust
Robert M. Slotky	President	Indefinite	Senior Vice	Not	Not
(born 1947)		Term;	President, U.S.	Applicable.	Applicable.
2020 E. Financial Way		Since	Bancorp Fund
Suite 100		Aug. 2002.	Services, LLC
Glendora, CA 91741	Chief	Indefinite	since July 2001.
	Compliance	Term;
	Officer	Since
Sept. 2004.
	Anti-Money	Indefinite
	Laundering	Term;
	Officer	Since
Dec. 2005.
Eric W. Falkeis	Treasurer	Indefinite	Chief Financial	Not	Not
(born 1973)		Term;	Officer, U.S. Bancorp	Applicable.	Applicable.
615 East Michigan St.		Since	Fund Services, LLC,
Milwaukee, WI 53202		August	since April 2006;
		2002.	Vice President, U.S.
Bancorp Fund
Services, LLC since
1997; formerly, Chief
Financial Officer, Quasar
Distributors, LLC
(2000-2003).

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
2020 E. Financial Way		Since	Officer, U.S. Bancorp
Suite 100		February	Fund Services, LLC,
Glendora, CA 91741		2008.	since July 2007;
formerly, Vice
President and Senior
Counsel, Wells Fargo
Funds Management,
LLC (2004-2007),
formerly, Vice
President and Legal
Compliance Officer,
U.S. Bancorp Fund
Services, LLC
(1998-2004).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

TCM GROWTH FUNDS

FEDERAL TAX INFORMATION (Unaudited)

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund designate 0% of the ordinary distributions paid during the period ended September 30, 2008 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended September 30, 2008, 0% of the ordinary distributions paid by the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on From N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (800) 536-3230.  Furthermore, you can obtain the FormN-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Funds’ website at www.tyghcap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling (800) 536-3230 or through the SEC’s website at www.sec.gov.

Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon  97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

TCM Small-Mid Cap Growth Fund
Symbol – TCMMX
CUSIP – 742935323

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

TCM Small Cap Growth Fund
	FYE 9/30/2008	FYE 9/30/2007
Audit Fees	$20,000	$19,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,000
All Other Fees	N/A	N/A

TCM Small-Mid Cap Growth Fund
	FYE 9/30/2008	FYE 9/30/2007
Audit Fees	$16,500	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2008	FYE 9/30/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2008	FYE 9/30/2007
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

TCM Small-Mid Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2008	FYE 9/30/2007
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/ Robert M. Slotky
Robert M. Slotky, President

Date  12/3/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Robert M. Slotky
Robert M. Slotky, President

Date  12/3/08

By (Signature and Title)      /s/ Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  11/25/08

* Print the name and title of each signing officer under his or her signature.